Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT 2

This SECOND Amendment (this “Amendment 2”) is entered into effective as of December 20, 2023 (the “Amendment 2 Effective Date”), by and between [***] (“Company”) and Medical Outcomes Research Analytics, LLC (“Client”) and amends that certain License Agreement, dated June 30, 2019, as amended by Amendment 1 dated April 9, 2020 (the “Agreement”), between the Company and Client. Capitalized terms used but not otherwise defined in this Amendment 2 with have the meanings given to them in the Agreement.

In consideration of the promises and of the mutual covenants contained herein, the parties hereby agree as follows:

1.	Amendment.
a.
Client agrees to a make a payment of $[***] to Company in accordance with Exhibit B for the incremental historical Licensed Data Product as described under “Project Details” in Exhibit A (the “2014-2023 Additional Licensed Data Product”) to be delivered prior to December 31, 2023.

b.	All references to the “Licensed Data” shall be replaced with “Licensed Data Product.”
c.	The fourth sentence of Section 1.3 shall be amended to delete the words “and/or” before clause (v) and to include the following directly following current clause (v):
“(vi) [***]; and/or (vii) [***];”
d.	A Party’s exercise of its rights set forth in Section 1.4 shall be limited to one (1) time per Renewal Term.
e.	Section 2.2 and all references to “Revenue Share Fees” are deleted from the Agreement and Client shall owe no further Revenue Share Fees.
f.	The first sentence of Section 3 is deleted and replaced with the following:
“The term of this Agreement will begin on the Effective Date and will continue through June 29, 2022 (the “Initial Term”), provided that Client shall have the sole right and option to extend the Term for each of (a) three (3) successive two-year renewal periods upon delivery to Company of written notice not less than 30 days’ prior to the expiration of the then current Term; (b) one (1) successive one-year renewal period (i.e. June 30, 2028 – June 29, 2029) upon delivery to Company of written notice not less than 30 days’ prior to the expiration of the then current Term; and (c) one (1) successive two-year renewal period (i.e. June 30, 2029 – June 29, 2031) upon delivery to Company of written notice not less than 30 days’ prior to the expiration of the then current Term; provided that with respect to the renewal period set forth in this clause (c) only, Company may decline to extend the then current Term if at the time of such notice by Client Company is not party to any license or similar agreements with third parties pursuant to which it licenses products substantially similar to the Licensed Data Product (each such renewal period, a “Renewal Term” and collectively with the Initial Term, the “Term”).”
g.	Section 8.1 is revised to replace the notice information for Client and Company with the following:
“If to Client:
Electronic Notice: [***] and [***]
Written Notice: Medical Outcomes Research Analytics, LLC
C/O: Forian Inc.
41 University Drive, Suite 400
Newtown, PA 18940
“If to Company:
Electronic Notice: [***]
Written Notice: [***]
Attn:	[***]
[***]
[***]”

h.	Exhibit A is deleted and replaced with the Exhibit A attached to this Amendment 2
i.	Exhibit B is deleted and replaced with the Exhibit B attached to this Amendment 2.

2.	[***].

3.	No Other Modification. Except as expressly amended by this Amendment 2, all other terms of the Agreement, including prior versions and/or amendments to the SOW, shall apply and remain unchanged.

4.	Amendments. Any amendments to Amendment 2 will be in writing and signed by authorized representatives of both parties.

5.
Conflicting Terms. In the event of a conflict between any of the documents consisting of the Agreement, the terms of this Amendment 2 shall control and take precedence over such other terms of the Agreement. Otherwise, the Agreement shall remain in full force and effect.

6.
Entire Agreement. This Amendment 2, together with the Agreement, represents the entire mutual agreement of the parties and supersedes all prior agreements and understandings between the parties relating to its subject matter.

7.
Counterparts. The parties may execute this Amendment 2 in counterparts, including facsimile, PDF, and other electronic copies, which taken together will constitute one instrument. The Parties consent to the use of electronic signatures.

IN WITNESS WHEREOF, the parties by their duly authorized representatives have caused this amendment to the Agreement to be executed as of the Amendment 2 Effective Date.

	For Medical Outcomes Research Analytics, LLC:		For [***]:

Signature:	/s/ Max Wygod	Signature:	[***]

Print Name:	Max Wygod	Print Name:	[***]

Title:	President	Title:	[***]

Date:	December 20, 2023	Date:	December 20, 2023

Exhibit A

[***]

Schedule A to Exhibit A
Data Dictionary

[***]

EXHIBIT B
FEES SCHEDULE

LICENSED DATA PRODUCT FEES AND PAYMENT TERMS. Company will invoice Client the fees for Services and Deliverables as described in the Agreement, and Client will pay such fees within thirty (30) days for the invoice deemed “Receipt of this Signed Agreement” and forty-five (45) days following the invoicing of all other invoices. Client will use commercially reasonable efforts to submit in writing any questions or disputes with respect to Services or Deliverables and relating invoices promptly after its receipt of such Services, Deliverables and related invoices. In the event that an invoice for Deliverables is under dispute in good faith at the time an invoice for subsequent Deliverables is due, Company and Client shall negotiate in good faith to reduce the Fees due under such pending invoice proportionately until resolution of the amounts under dispute. In the event of termination prior to the end of the Term, Company shall refund to Client any prepaid Fees on a pro-rated basis covering the period following the effective date of termination within thirty (30) days thereof.

NON-DELIVERY PENALTY. In the event that Company fails to provide Licensed Data Product with the specifications and on the schedule set forth in Exhibit A and does not cure such breach within seven (7) business days of its receipt of written notice from Client, then appropriate senior executives from Company and Client shall immediately engage in good faith negotiations in order (i) to understand the cause of such delay and the actions being taken by Company to remediate the delay and related timing and (ii) to determine an appropriate remedy for the failure, which may include payment to Client of a mutually agreed amount of monetary compensation until the earlier to occur of (i) such breach being cured and (ii) Client’s determination in its sole reasonable discretion that such monetary remedy is inadequate to address such breach and election to seek equitable relief pursuant to Section 8.6 of the Agreement. Client may elect to have any such amounts offset future Fees owed to Company under this Agreement or to issue an invoice for such amounts, which Company shall pay within forty-five (45) days. This non-delivery penalty is in addition to all available remedies, including Client’s right to terminate and to equitable relief in accordance with Sections 3 and 8.6 of the Agreement; provided, however, that this penalty shall not apply to the loss of Contingent Rights that are remediated in accordance with Client’s rights under Section 1.5.

Unless otherwise stated, all fees must be paid in U.S. Dollars.

The Base Fees and relating invoicing schedule are set forth below.

[***]

INVOICING. All Fees are exclusive of applicable taxes, which amounts will be set forth in the applicable invoice unless Client provides Company with satisfactory evidence of a tax exemption, in which case Company will not bill Client for taxes to which the exemption applies.

[***]